Exhibit 10.4

Amendment 4 to Technology License Agreement
BUSINESS CONFIDENTIAL – PROTECTED B

THIS IS AN AMENDING AGREEMENT (hereinafter referred to as the “Amendment #4”)

BETWEEN: NATIONAL RESEARCH COUNCIL OF CANADA	(called “NRC” )

a Departmental Corporation” forming part of the Government of Canada, which corporation was created by

Act of Parliament, R.S.C. 1985, c. N-15 whose head office address is: 1200 Montreal Road, Ottawa, Ontario K1A 0R6 Canada

Human Health Therapeutics (HHT) Research Centre located at:

6100 Royalmount Avenue, Montreal, Quebec H4P 2R2 Canada

Scientific contacts:	Yves Durocher	yves.durocher@cnrc-nrc.gc.ca
Business contact:	Alexandre Serrano –	alexandre.serrano@cnrc-nrc.gc.ca

AND:	ORAGENICS, INC.	(called the “Licensee”)

a corporation under the laws of the state of Florida, the United States of America whose address is: 4902 Eisenhower Boulevard – Suite 125- Tampa, Florida, 33634, U.S.A. Contact: Michael Sullivan – Email: msullivan@oragenics.com

(Hereinafter jointly referred to as “the Parties” and each, a “Party”)

WHEREAS the Parties entered into a Technology License Agreement signed by NRC on July 26, 2021 [NRC ref. #A-0039781] (called the “Original Agreement”) by which NRC granted a licence for internal R&D and Commercial purposes to the Licensee.

WHEREAS the Parties wish to amend the Original Agreement.

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1.	The Original Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Original Agreement.

2.	The Parties hereby agree to add the following definition to the Original Agreement:

1.36 “Additional Protocol” means a research protocol developed by the NRC “ELISA titer assay for qualifying Wuhan spike protein productivity” that the NRC agrees to consider part of the NRC Technology subject to the full payment of the Additional Protocol Fees.

3.	The Parties hereby agree to add the following definition to the Original Agreement:

1.37 “Additional Protocol Fees” means a one-time payment of $50,000 USD paid by the Licensee to the NRC for the transfer of the Additional Protocol and a sample of Reagents.

4.	The Parties hereby agree to add the following definition to the Original Agreement:

1.38 “Reagents” means 3mg of research grade recombinant ACE2 receptor protein and 15uL of research grade anti-SARS-CoV2 llama serum that the NRC agrees to consider part of the NRC Technology. For clarity, any additional Reagents to be requested by the Licensee shall be subject to the payment of the then applied NRC’s standard fees.

5.	The Parties hereby agree to replace the definition of the NRC Technology (Section 1.13 in the Original Agreement) in its entirety with the following definition:

“NRC Technology” means the NRC inventions (not necessarily patentable), Patents, trade secrets Know-How, copyright, biological material, designs, and/or technical information created by or on behalf of the NRC relating to the Stable Cells, and if available, NRC’s protocols, Additional Protocol and Reagents, processes or methods for the production of Drug Substance.

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Amendment 4 to Technology License Agreement
BUSINESS CONFIDENTIAL – PROTECTED B

6.	The Parties hereby agree to add the following section to the Original Agreement:

2.6.3 Delivery of Reagents: Upon signing this Amendment #4 and the Licensee’s full payment of the Additional Protocol Fees, the NRC shall within thirty (30) days, transfer the Reagents and the Additional Protocol to the Licensee.

7.	The Parties hereby agree to add the following section to the Original Agreement:

3.22 Additional Protocol Fees payment: Upon signing this Amendment #4, the Licensee shall within thirty (30) days, pay to the NRC the Additional Protocol Fees.

8.	This Agreement may be executed in one or more counterparts and by the difference parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Agreement.

SIGNED by the licensee at Tampa, Florida, U.S.A.

ORAGENICS, INC.

Date:	07/05/2022	Per:	/s/ Kimberly Murphy
CEO, President

SIGNED by the NRC at Ottawa, Ontario, Canada

NATIONAL RESEARCH COUNCIL OF CANADA

Date:	07/06/2022	Per:	/s/ Susan Twine, A
Director General
Human Health Therapeutics Research Centre

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